Corporate Presentation March 2020 Exhibit 99.2

Unless the context indicates otherwise, the terms “Organogenesis,” “Company,” “we,” “us” and “our” refer to Organogenesis Holdings Inc. (formerly known as Avista Healthcare Public Acquisition Corp.), a Delaware corporation. References in this presentation to the “Business Combination” refer to the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 17, 2018, which transactions were consummated on December 10, 2018. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts of future events. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements relating to the Company’s expected revenue for fiscal 2019 and the breakdown of such revenue in both its Advanced Wound Care and Surgical & Sports Medicine categories as well as the estimated revenue contribution of its PuraPly products and non-PuraPly products and statements related to ongoing clinical trials and the expected launch dates for new products. Forward-looking statements with respect to the operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the Company has incurred significant losses since inception and anticipates that it will incur substantial losses for the foreseeable future; (2) the Company faces significant and continuing competition, which could adversely affect its business, results of operations and financial condition; (3) rapid technological change could cause the Company’s products to become obsolete and if the Company does not enhance its product offerings through its research and development efforts, it may be unable to effectively compete; (4) to be commercially successful, the Company must convince physicians that its products are safe and effective alternatives to existing treatments and that its products should be used in their procedures; (5) the Company’s ability to raise funds to expand its business; (6) the impact of any changes to the reimbursement levels for the Company’s products and the impact to the Company of the loss of preferred “pass through” status for PuraPly AM and PuraPly on October 1, 2020; (7) the Company’s ability to maintain compliance with applicable Nasdaq listing standards; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (10) the Company’s ability to complete the relaunch of Affinity and to maintain production in sufficient quantities to meet demand; and (11) other risks and uncertainties described under the caption "Risk Factors" in Item 1A (Risk Factors) of the Company’s Form 10-K for the year ended December 31, 2019. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Forward-Looking Statements and Other Important Cautions / Industry and Market Data

This Company has presented the following measures that are not measures of performance under accounting principles generally accepted in the United States (“GAAP”): EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and these measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. EBITDA as used herein is defined as net income (loss) attributable to Organogenesis Holdings Inc. before depreciation and amortization, net interest expense and income taxes and the Company defines Adjusted EBITDA as EBITDA, further adjusted for the impact of certain items that the Company does not consider indicative of its core operating performance. These items may include non-cash equity compensation, mark to market adjustments on the Company’s warrant liabilities, change in fair value of interest rate swaps and its contingent asset and liabilities, write-off of deferred offering costs, merger transaction costs related to the Business Combination and a loss on the extinguishment of debt. The Company presented Adjusted EBITDA in this presentation because it is a key measure used by the Company’s management and Board of Directors to understand and evaluate the Company's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the Company's management believes that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of the Company’s business. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin and other non-GAAP measures differently, and therefore The Company’s EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of Non-GAAP measures used in this presentation to the most closely comparable GAAP measure is set forth in the Appendix. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable GAAP equivalent. Some of these limitations are: Adjusted EBITDA excludes stock-based compensation expense, as stock-based compensation expense has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; Adjusted EBITDA excludes depreciation and amortization expense and, although these are non-cash expenses, the assets being depreciated may have to be replaced in the future; Adjusted EBITDA excludes net interest expense, or the cash requirements necessary to service interest, which reduces cash available to us; Adjusted EBITDA excludes the impact of the changes in the fair value of our warrant liability and our contingent consideration forfeiture asset; Adjusted EBITDA excludes the write-off of deferred offering costs in connection with an abandoned public offering, as well as merger transaction costs, consisting primarily of legal and professional fees; Adjusted EBITDA excludes the loss of extinguishment of debt, which is a non-cash loss related to the write-off of unamortized debt issuance costs upon repayment of affiliate and third-party debt, and related prepayment penalties; Adjusted EBITDA excludes the advisory, legal, and professional fees incurred in connection with the warrant exchange transactions; Adjusted EBITDA excludes income tax expense (benefit); and Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure. Use of Non-GAAP Financial Measures

Key Company Highlights Notes: Includes studies yet to publish data and retrospective projects. Number of facilities that have ordered products in 2018. 12 months ended 12/31/19 gross margin. 200+ Publications reviewing Organogenesis products 11 Ongoing studies(1) 4 Robust Clinical Data Supporting Products 1 Attractive End Markets $6Bn+ Surgical & Sports Medicine Market (S&SM) $8.9Bn+ Advanced Wound Care Market (AWC) 3 Proven R&D Engine with Deep Pipeline Pipeline products recently launched or expected to in next 2 years 5 Differentiated and Comprehensive Suite of Products 2 ~265 Direct Sales Representatives 450k+ Square feet across 4 dedicated facilities 3,000+ Healthcare facilities served in 2018(2) ~160 Independent Agencies 5 Established and Scalable Infrastructure 6 Rapidly Scaling Business with Multiple Levers for Growth 71% Gross margin(3) $261mm FY 12/31/19A revenue Growth Drivers: Organic end market growth New product introductions Manufacturing efficiencies M&A / in-licensing opportunities

Experienced Leadership with Track Record of Execution Name/Title Background Information Howard Walthall EVP, Strategy and Market Development Gary Gillheeney, Sr President & Chief Executive Officer Tim Cunningham Chief Financial Officer Patrick Bilbo Chief Operating Officer Brian Grow Chief Commercial Officer 6 years as President and CEO of NuTech Medical Previously served as partner at Burr & Forman, specializing in technology law and litigation 25+ years in senior leadership positions in both public and private organizations Served as President and CEO of Organogenesis since 2014 17 years at Organogenesis; also served as COO and CFO Recognized as one of Ernst & Young’s 2009 “Entrepreneur of the Year“ Earlier career in public accounting with Big 4 accounting firms followed by 20+ years leading Finance in private equity and venture backed companies to an IPO or a sale Certified Public Accountant 3 years at Organogenesis 25 years with Organogenesis Previously held management and research positions at Hologic, Stryker, and Harvard Medical School 15 years with Organogenesis Previously spent 3 years at Novartis / Innovex and 1 year at Bristol-Myers Squibb Innovative Clinical Solutions Lori Freedman VP and General Counsel 15+ years as general counsel and business development executive – 14 years for public companies Most recently VP Corporate Affairs, General Counsel & Secretary of pSivida Corp. with earlier career at McDermott, Will & Emery Antonio Montecalvo VP, Health Policy and Contracting 16 years with Organogenesis 6 years experience of Provider contracting with UnitedHealth and 7 years public accounting experience with large local public accounting firms

Large and Growing Target Markets

Key Drivers of Skin Substitute Market Include: Physician and payer education about the effectiveness and benefits of these products Clinical data Overall growth of Advanced Wound Care market driven by aging demographics and increase in co-morbidities such as diabetes, obesity, etc. Notes: BIS Research; Global Advanced Wound Care Market (2019). Report covers global market. BioMed GPS SmartTrak (2019). Report covers US market. Skin Substitutes is a Fast-Growing, Under-Penetrated Segment of the Advanced Wound Care Market Skin Substitute Sub-Market(2) AWC Market(1) Skin Substitutes Biologics Other Negative Pressure Wound Therapy Advanced Wound Dressing Less than 5% of addressable wounds are treated with skin substitutes(2) ~$8.9+ Billion Mid-single digit growth CAGR: 15%

Bone Fusion Chronic Inflammatory And Degenerative Conditions ~$6Bn+ Market Growing ~8% Annually Tendon and Ligament Injuries ~$2.4Bn(1) Market size ~$1.0Bn(2) Market size ~$2.7Bn(1) Market size Includes spine fusion surgery and other bone graft substitutes Includes rotator cuff and achilles tendon repairs Includes osteoarthritis (OA), tendonitis, plantar fasciitis ~667k Spine fusions annually in the U.S. ~250k Rotator cuff repairs and ~40k Outpatient achilles tendon repairs in the U.S. annually OA affects ~27mm in the U.S. Surgical & Sports Medicine Market Is An Underserved, High-Growth Market Notes: Technavio (2018), Global Orthobiologics Market Report. Technavio (2015), Global Regenerative Medicine Market Report, retrieved September 26, 2017, from EMIS Professional Database.

Broad Product Portfolio

Notes: Except 3rd degree burns. Affinity production suspended in Q1 2019, product launch anticipated in H1 2020. Minimal sales in AWC. Comprehensive and Differentiated Commercial Product Portfolio Advanced Wound Care Only AWC / S&SM Surgical & Sports Medicine Only Clinical Application: Orthopedic surgical procedures including bone fusion Regulatory Pathway: 361 HCT/P (Pursuing BLA) Clinical Application: Chronic inflammatory and degenerative conditions; soft tissue injuries such as tendinosis and fasciitis Regulatory Pathway: 361 HCT/P (Pursuing BLA) Clinical Application: Venous leg ulcers Diabetic foot ulcers Regulatory Pathway: PMA Clinical Application: Diabetic foot ulcers Regulatory Pathway: PMA Clinical Application: Chronic and acute wounds (1) Surgical treatment of open wounds Regulatory Pathway: 510(k) Clinical Application: Chronic and acute wounds Tendon, ligament and other soft tissue injuries Regulatory Pathway: 361 HCT/P Clinical Application: Chronic and acute wounds Tendon, ligament and other soft tissue injuries Regulatory Pathway: 361 HCT/P (2) Pursuing BLA approval to unlock significant commercial opportunity Unique and broad applications across both markets PMA approval and robust clinical data set differentiates products and facilitates private payor coverage and reimbursement (3)

Our Products Cover a Wide Range of Addressable Wounds Benefits of Broad AWC Portfolio Ability to Treat a Wide Range of Wounds Complete product portfolio serves as a key competitive advantage PuraPly AM is the only first line antimicrobial skin substitute with PHMB(1) for all wounds(2) Apligraf (DFUs and VLUs) and Dermagraft (DFUs) are PMA-approved products for complex wounds Serves wide range of health care customers Enables IDN / GPO contracting Facilitates patient-specific treatment protocols Robust mind share among customers Combination of PMA-approved, 510(k) and 361 HCT/P products diversifies revenue and reimbursement mix Chronic Wounds: VLUs, DFUs and Pressure Ulcers Acute Wounds: Traumatic Wounds and Burns Notes: Polyhexamethylene biguanide. Except 3rd degree burns.

Differentiated Amniotic Portfolio Supported by Clinical Data Hemostatic phase Our Products Treat Wounds Across All Stages Notes: Except 3rd degree burns. Matrix metalloproteinases. Only First Line Antimicrobial Skin Substitute with PHMB for All Wounds(1) PMA-Approved Products for Complex DFUs and VLUs TIME Inflammatory Proliferative Remodeling Why Wounds Stall in the Inflammatory Phase: Bacterial bioburden & contamination Protease activity (e.g., MMPs(2) ) Inflammatory cells & cytokine activity Impaired cellular signaling (DFUs & VLUs) (DFUs)

Growth Strategy

Strategic Initiatives & Catalysts for Growth Continue sales force expansion Penetrate additional sites of care Invest in R&D and launch new products Continue to build compendium of clinical data Expand payor and provider contracting efforts Manufacturing and infrastructure enhancements to improve gross margins Pursue strategic M&A and in-licensing to leverage commercial infrastructure Anticipated Growth Drivers Relaunch Affinity product in H1 2020 Unconstrained ramp of NuShield in 2020 after resolution of previous supply limitations Launch / commercial ramp of PuraForce, PuraPly XT and PuraPly MZ(1) Near-Term Proactive management of PuraPly pass-through status Enter burn market with TransCyte launch Medium-Term (2021 – 2022) Pursue BLA approvals for ReNu and NuCel for label indications and reimbursement Develop, in-license and/or acquire additional pipeline products Long-Term (2023+) Key Pillars of Growth Strategy Notes: Subject to regulatory approval.

Robust Product Pipeline Product Potential Timeline for Commercial Launch Product Description / Enhancement 2019 2020 Medium-Term (2021 – 2022) Long-Term (2023+) Enhanced thickness and PHMB content Allows for sustained presence of the antimicrobial barrier in the wound Bioengineered porcine collagen surgical matrix High biomechanical strength per unit thickness Micronized particulate version of PuraPly Allows application in powder or gel form to deep and tunneling wounds Fresh chorionic membrane containing viable cells, growth factors/cytokines, and extracellular matrix (ECM) protein Received Q-code (Q4194), effective 1/1/2019 Bioengineered tissue scaffold that promotes burn healing Provides an outer protective barrier for bioactive dermal components, increases re-epithelialization and pain relief Continued data generation and BLA approval expected to drive step-function sales growth in large and underserved market Commercially launched in 2015 through 361 HCT/P pathway BLA approval expected to improve reimbursement backdrop and facilitate increased utilization Commercially launched in 2009 through 361 HCT/P pathway Notes: Product already launched on small scale. (1) BLA approval BLA approval Line-Extensions New Launches BLA Approval (1) Augment surgical offering and diversify revenue and reimbursement mix Entry into burn market

PuraPly – The Leader in Skin Substitute / Antimicrobial Space Proven Clinical Outcomes Use of PuraPly AM in the management of bioburden and treatment of chronic, nonhealing wounds Study duration of 24 weeks and primary efficacy analyzed at 12 weeks; n=63 Baseline wound statistics: Wound area (median): 6.5 cm2 Wound duration (mean): 4 months All wound types studied(2) Study Background(3) Note: Except 3rd degree burns. 29% venous ulcers; 22% trauma and laceration; 16% post surgical wounds; 13% pressure ulcers; 10% diabetic ulcers; 10% other. Bain et al. (2019). (2019). Effect of Native Type I Collagen with Polyhexamethylene Biguanide Antimicrobial on Wounds: Interim Registry Results. Plastic and reconstructive surgery. Global open, 7(6), e2251. doi:10.1097/GOX.0000000000002251. AWC / S&SM Mean time to complete closure: 5.0 weeks Patented, purified native porcine collagen matrix embedded with a broadspectrum antimicrobial “Pass-through” reimbursement status until 9/30/2020 Only first line antimicrobial skin substitute with PHMB for all wounds(1) Provides 3 Key Clinical Benefits: Collagen matrix creates a durable biocompatible scaffold which promotes healing Effective barrier against a wide array of microorganisms Antimicrobial agent (PHMB) is known to inhibit the formation of biofilm on wound surfaces (biofilm management provides necessary support to proceed to wound closure) 1 2 3 Product Description

Measures Taken to Position PuraPly Post Pass-Through Other Organogenesis Growth Drivers Expected to Offset Impact of PuraPly Proactive Measures Taken With PuraPly Increased penetration in physician offices, where PuraPly is reimbursed at cost-plus New smaller, lower-priced SKUs under bundle price Invested in clinical data to facilitate private payor coverage Introduction of innovative line extensions: PuraForce, PuraPly XT and PuraPly MZ(1) Pass-Through Situation Overview PuraPly benefits from “pass-through” reimbursement specific to outpatient wound care centers and ASC CMS provides additional reimbursement above the procedure’s bundled payment for certain products Pass-through status ended (temporarily) on 12/31/17 Pass-through status restored effective Oct. 1, 2018 through Sep. 30, 2020 Affinity relaunch in H1 2020 hits stride in 2021 New revenue stream from TransCyte in medium term Non-PuraPly revenues grew at a 22% CAGR from 2017 to 2019 Continued sales force expansion and customer growth Robust growth in S&SM channel Resolution of NuShield supply constraints in 2019 1 2 3 1 2 3 4 PuraPly is now well-established and regarded in the marketplace with increasing physician adoption and penetration PuraPly is well positioned for robust revenue growth following initial dip Notes: Subject to regulatory approval.

Fresh amniotic membrane containing many types of viable cells, growth factors/cytokines, and ECM proteins Manages chronic and acute wounds, as well as tendon, ligament and other soft tissue injuries One of only a few amniotic tissue products containing viable amniotic cells Production suspended in Q1 2019; moving to new contract manufacturer Relaunch anticipated in H1 2020(1) Product demand grew from first launch in 2014 and sales continued to increase through 2018 Expected to be source of organic growth in 2020 and 2021 – negligible sales in 2019 Affinity – Full Marketing Launch Planned: H1 2020 AWC / S&SM Clinical Support Product Description Demonstrated Clinical Results(2)(3) Broadly Improved Wounds Compared to SoC(3) % of DFU wounds closed Affinity & SoC (N=38) Standard of Care (SoC) (N=38) Note: Acquired via NuTech acquisition in 2017. Adjusted Cox Analysis. Serena et al. (2019). A randomized controlled clinical trial of a hypothermically stored amniotic membrane for use in diabetic foot ulcers. Journal of comparative effectiveness research, (0).

NuShield – Versatile Tissue Graft Covering Full Spectrum of Acute & Chronic Wounds AWC / S&SM Product Description Dehydrated placental tissue graft that is topically or surgically applied to target tissue Acquired via NuTech acquisition in 2017; recent robust growth driven by leveraging Organogenesis commercial infrastructure Product highlights: More complete, more versatile dehydrated Allograft skin substitute Biologic characteristics support health of soft tissue defects, especially in difficult to heal locations or challenging patient populations Unimpeded growth anticipated in the near-term following resolution of supply constraints in 2019 Proven to Close Wounds(1) % of wounds closed 1 2 Note: Caporusso et al. (2019). Clinical experience using a dehydrated amnion/chorion membrane construct for the management of wounds. Wounds: a compendium of clinical research and practice, 31(4 Suppl), S19-S27.

Pursuing BLA Approval for ReNu to Open Up Large and Growing Market Opportunity Product Description Cryopreserved suspension of amniotic fluid cells and morselized amnion tissue from the same donor Formulated for office use (injection) Used to support healing of soft tissues: Osteoarthritis (OA) Joint and tendon injuries, such as tendinosis and fasciitis Product already being sold in market today Predominantly cash pay Significant reimbursement potential unlocked through BLA pathway First launched in 2015(1) Currently registered as a 361 HCT/P Initial large trial completed for BLA program, additional Phase III study to be initiated in 2020 Market Opportunity Note: Acquired via NuTech acquisition in 2017. Technavio (2018), Global Orthobiologics Market Report; market opportunity represents global market for viscosupplements which are intra-articular injections of hyaluronic acid. S&SM ~27mm Americans with OA driven by aging, obesity and sports injuries ~$2.4bn Market opportunity for HA injection treatment options(2) 7.3% Market growth for HA injections(2)

Clinical Data suggests improved patient outcomes Notes: Farr et al. (2019). A Randomized Controlled Single-Blind Study Demonstrating Superiority of Amniotic Suspension Allograft Injection Over Hyaluronic Acid and Saline Control for Modification of Knee Osteoarthritis Symptoms. Journal of Knee Surgery. DOI: 10.1055/s-0039-1696672. Lower Pain Scores(1) Clinical significance in Knee Osteoarthritis outcome compared to commercially available Hyaluronic acid (“HA”) and placebo (Saline) over 6 months Less pain and demonstrated improvements in patient-reported outcomes Patient-blinded, randomized, controlled clinical trial had an enrollment of 200 adult patients (ReNu = 68 patients, HA = 64 patients and saline = 68 patients) S&SM * p < 0.05 *** P < 0.001 Visual Analogue Scale (VAS) Average ± standard deviation reported for VAS overall pain ReNu *** p < 0.001 Higher Response Rate(1) *** Responder Rate ReNu vs. HA ReNu vs. HA, Saline ReNu vs. HA, Saline

NuCel – Amniotic-Derived Allograft for Surgical Procedures Surgically implanted allograft derived from human amniotic tissue and amniotic fluid Supports tissue healing in spinal and orthopedic surgical applications (i.e., bone growth and fusion) Launched in 2009(1) Seeking BLA approval (clinical studies in process) BLA approval expected to improve reimbursement backdrop and facilitate increased utilization Clinical trials demonstrated an ability to achieve kinematic fusion and effectiveness in treating patients with comorbidities S&SM Product Description Proven to Achieve Kinematic Fusion(2) Study Overview(2) % of patients achieving kinematic fusion Patients received a one or two level lumbar interbody fusion with NuCel Baseline comorbidities were present in 90% of one-level patients and 88% of two-level patients No adverse events related to NuCel were reported Note: Acquired via NuTech acquisition in 2017. Nunley et al. (2016). Preliminary results of bioactive amniotic suspension with allograft for achieving one and two-level lumbar interbody fusion. International journal of spine surgery, 10, 12.

~40,000 burns annually that require hospitalization TransCyte is an Approved Product in an Attractive Market with Limited Competition Product Description Market Opportunity Targeted at 2nd and 3rd degree burns Bioengineered tissue scaffold that promotes burn healing Provides bioactive dermal components and outer protective barrier Increases re-epithelialization and pain relief PMA-approved product supported by robust data; well-regarded by customers Requires manufacturing re-validation to re-launch product Expected launch in medium-term (2021 – 2022) Burn market is sizeable and concentrated Over 60% of U.S. acute hospitalizations related to burn injury were admitted to 128 burn centers(1) Penetrate market with small specialty sales force and open up cross-selling opportunities Limited competition opportunity – Currently only one other PMA approved product on the market Advanced Wound Care Notes: American Burn Association. Noordenbos et al (1999). Safety and efficacy of TransCyte* for the treatment of partial-thickness burns. Journal of burn care & rehabilitation, 20(4), 275-281. Mean days to ≥ 90% wound epithelialization Faster Wound Healing(2) We believe TransCyte has the ability to address a ~$200mm market opportunity ~500,000 burns annually that require medical attention

Financial Profile

Attractive Revenue and Margin Profile PuraPly Revenue $62 $109 $70 $127 Ex- PuraPly Revenue $76 $89 $124 $134 % Gross Margin 65% 69% 64% 71% % growth CAGR: 23% (1) Note: PuraPly exited pass-through on 12/31/17 and entered pass-through status again on 10/1/18. ($ in millions) Financial Profile

10-K Income Statement

10-K Balance Sheet 26

10-K Cash Flow Statement 27

WASO

Fiscal 2020 Guidance Fiscal Year 2020 Revenue Guidance: For the twelve months ending December 31, 2020, the Company expects: · Net revenue of between $273 million and $2 77 million, representing growth of approximately 5% to 6 % year - over - year, as compared to net revenue of $261 million for the twelve months ended December 31, 2019. · The 2020 net revenue guidance range assumes: o Net revenue from Advanced Wound Care products of between $229 million and $231 million, representing growth of approximately 4% to 5% year - over - year as compared to net revenue of $221 million for the twelve months ended December 31, 2019. o Net revenue from Surgical & Sports Medicine products of between $44 million and $46 million, representing growth of ap proximately 9% to 14% year - over - year as compared to net revenue of $40 million for the twelve months ended December 31, 2019. o Net revenue from the sale of PuraPly products of between $118 million and $120 million, representing a decrease of approximately 5% to 7% year - over - year, as compared to net revenue of $127 million for the twelve months ended December 31, 2019.

Interim and Longer-Term Financial Targets Revenue Growth Gross Margin R&D (% of Net Revenue) SG&A (% of Net Revenue) Adjusted EBITDA Margin >10% High 70’s to 80% 7% Mid 50’s % 15-20% Longer-Term Goal 2022+ Low teens CAGR % High 60’s % to Low 70’s % 6 – 8% Mid 60’s % to Low 70’s % Single digit % loss Interim Target 2018-2021

Opportunities to Enhance Margins Through Facility Optimization Canton, MA Birmingham, AL La Jolla, CA Devoted to operations, R&D and manufacturing (6,000+ square feet warehouse facility) R&D labs Customer service Headquarters Devoted to manufacturing, shipping, operations and R&D Recent expansion of PuraPly production and logistics Opportunity to maximize physical footprint and manufacturing efficiency overtime Norwood, MA Facility supports QC, warehouse and distribution of amniotic products Stand-alone R&D facility Utilizes contract manufacturing for amniotic products Facility in Norwood, MA (nearby Canton HQ), production expected in 2020 which would drive supply chain efficiencies and enhanced margins GMP production facility with multiple cleanrooms to allow significant production capacity for multiple products Flexible laboratory and office space Amniotic products are currently contract manufactured

Appendix

Complete Wound Closure Complete Wound Closure Venous Leg Ulcer Clinical Data Diabetic Foot Ulcer Clinical Data Diabetic Foot Ulcer Clinical Data Weekly up to 8 applications 64% Relative increase in % of patients achieving complete wound closure Apligraf & Dermagraft – PMA-Approved Products for VLUs and DFUs Products have ~15 years of clinical history Advanced Wound Care PMA approval positions products for private payor coverage and diversifies Company’s revenue mix

Robust Clinical Data Supporting Products: Advanced Wound Care Planned. Based on last patient last visit in the study. Management estimate or date analysis complete. Initiation of the study based on first patient enrolled. Estimated date of first external presentation of primary data ACWHTR: American College of Wound Healing and Tissue Repair; SAWC: Symposium of Advanced Wound Care Product Wound Type Design Completion Date Estimated Data Presentation Date(4) Acute + Chronic Prospective Single Center Controlled Evaluation (N=40) Q4 2018 Publication Q1 2019 Acute + Chronic Prospective Single Center Controlled Prospective Evaluation (N=100) Completed(2) Manuscript Q1 2018 Q1 2020 publication Acute + Chronic PuraPly AM RESPOND Registry - 30 Center Registry Evaluating Real-World Effectiveness of PPAM (N=307) Q2 2019(2) Q4 2019 ACWHTR(5) Q2 2020 SAWC(6) Q2 2020 ISPOR(7) All Wounds Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM for Treatment of wounds (N=1,544) Q3 2019(3) Q2 2020 Diabetic Foot Ulcers (DFU) Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM vs. Grafix (N=806) Q3 2019(3) Q2 2020 DFU Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM vs. Theraskin (N=719) Q3 2019(3) Q2 2020 Pressure Ulcers (PU) Prospective Multi-center Randomized Control Trial (RCT) PPAM vs. Standard of Care (SOC) (N=38) Q4 2019(2) Q2 2020 Venous Leg Ulcer (VLU)(1) Prospective Multi-center RCT PPAM vs. SOC (N=200) Q3 2022 Q1 2023 DFU Prospective Multicenter RCT, Affinity vs. SOC (N=100) Q3 2019 Q4 2019 JCER (8) VLU Prospective Study Evaluating Potential Changes in Wound Microenvironment (N=15) Q3 2019 Q4 2019 VLU or DFU(1) Prospective Multicenter RCT, Affinity vs. SOC (N=200) Q2 2022 Q4 2022 DFU CEA, NetHealth EMR Database of Dermagraft vs. Primatrix (N=208) Q3 2019(3) Q3 2019 WPM (9) DFU CEA, NetHealth EMR Database of Dermagraft vs. Grafix (N=1,622) Q3 2019(3) Q4 2019 JCER (8) DFU Prospective Multicenter RCT, NuShield vs. SOC (N=200) Q3 2020(2) Q1 2021 34 1. Planned. Based on last patient last visit in the study. Management estimate, or date analysis complete. Estimated date of first external presentation of primary data. ACWHTR: American College of Wound Healing and Tissue Repair; SAWC: Symposium of Advanced Wound Care. ISPOR: Int Soc for Pharmacoeconomics and Outcomes J Compar Effective Res 9. Wound Pain Management

Robust Clinical Data Supporting Products: Surgical & Sports Medicine 5 Product  Indication  Design Completion Date(1) Estimated Data Presentation Date(2) Lumbar Spine Vertebral Fusion 57 patient Prospective, Efficacy Study of NuCel in patients Undergoing Fusion for One, Two or Three Level Degenerative Disease of the Lumbar Spine Q2 2020 Q3 2021 Lumbar Spine Vertebral Fusion 200 patient Single-Arm Prospective, Multi-center study of NuCel in patients receiving interbody fusion for one and two level degenerative disease of the lumbar spine Q4 2022 Q3 2023 Hip Osteoarthritis 10 patient Pilot Study of ReNu Hip Injection: Monitoring the Response of Hip Function and Pain in patients with Osteoarthritis Completed Q1 2020 Osteochondral Defect Repair 8 patient Evaluation of the ReNu Amniotic Suspension Allograft after Marrow Stimulation in the Treatment of Osteochondral Defects Q2 2022 Q4 2022 Plantar Fasciitis 150 patient Comparative study of injectable human amniotic allograft (ReNu) versus corticosteroids for Plantar Fasciitis: A Prospective, Randomized, Blinded Study Q2 2021 Q2 2022 Knee Osteoarthritis 200 patient Investigation of ReNu Knee Injection: Response of Knee Function and Pain in patients with Osteoarthritis Q3 2018 Presented at AAOS(3) 2019 Q4 2019 J Knee Surgery Investment enhances sales efforts and reimbursement dynamics Notes: Based on last patient last visit in the study. Estimated date of first external presentation of primary data AAOS: American Academy of Orthopaedic Surgeons

We Have a Broad and Unique Portfolio in the Skin Substitute Market Products Skin Sub Skin Sub-Sheet/Flowable Skin Sub Honey ,TCC (cast), Dressings Skin Sub, Enzymatic Debrider, PDGF, NPWT, Dressings Skin Sub, Ultrasonic Debrider Skin Sub-Sheet/Flowable Skin Sub-Sheet/Flowable Human Cellular Bioengineered Graft ü Xenograft / Antimicrobial ü ü Xenograft ü ü ü ü Allograft ü ü ü ü ü ü PMA / BLA Approved Products 4 0 1 1 0 0 0 Note: Includes Gintuit. (1)

Products Amniotic Membrane, Amniotic Suspension, Xenograft Amniotic Membrane, Amniotic Suspension Dermal Template, Amniotic Membrane, Amniotic Suspension, Tendon Reinforcement, Collagen Sheets and Powders Amniotic Membrane, Tendon Reinforcement Orthobiologics Orthobiologics Orthobiologics, Tendon Reinforcement, Amniotic Suspension, Amniotic Membrane Platelet Rich, Plasma Solutions Hyaluronic Acid Injections Spine Fusion ü ü ü Extremity Fusion ü ü ü Tendon Repair ü ü ü ü ü ü OA Degenerative ü ü ü ü ü Acute Surgical Wound ü ü ü ü ü Multiple Multiple We Have a Broad Portfolio in the Surgical & Sports Medicine Market